UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



         Date of Report (Date of earliest event reported): July 24, 2003

                       Alliance Semiconductor Corporation

             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                          (State or other jurisdiction
                                of incorporation)


             0-22594                               77-0057842
     Commission File Number                     (I.R.S. Employer
                                               Identification Number)






                              2575 Augustine Drive
                          Santa Clara, California 95054
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (408) 855-4900
              (Registrant's telephone number, including area code):

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS

(C) Exhibit 99.1. Press release issued by Alliance Semiconductor Corporation on July 24, 2003.

ITEM 9. REGULATION FD DISCLOSURE

The following information, which is intended to be furnished under Item 12, "Results of Operations and Financial Condition," is instead being furnished under Item 9, "Regulation FD Disclosure." This information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

          (a) On July 24, 2003, Alliance Semiconductor issued a press release announcing results for the fiscal quarter ended June 28, 2003. A copy of this press release is furnished as Exhibit 99.1 to this report and is incorporated into this form 8-K by reference.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.







                           Alliance Semiconductor Corporation


                           By:  /s/ Ronald K. Shelton
                                ---------------------------------------------
                                Name:  Ronald K. Shelton
                                Title: Chief Financial Officer and Vice
                                 President Finance and Administration
                                 July 24, 2003